                                                                  Exhibit (d)(2)


              TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE
                 ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY.

[GRAPHIC]               COLONIAL INSURED MUNICIPAL FUND                [GRAPHIC]

                               SHARE CERTIFICATE

         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

SHARE(S) OF BENEFICIAL INTEREST                       CUSIP 195761 10 1
NO PAR VALUE
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES that

is the owner of

COLONIAL INSURED MUNICIPAL FUND, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated August 10, 1999, establishing Colonial Insured Municipal Fund, and all amendments thereto, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           WITNESS the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL]

Timothy J. Jacoby                            Stephen E. Gibson
-----------------                            -----------------
        Treasurer                                    President

Countersigned and Registered:

                                BankBoston, N.A.

                                                                  Transfer Agent
                                                                  and Registrar,

By

                                                           Authorized Signature.
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EXPLANATION OF ABBREVIATIONS

        The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation   Equivalent                           Abbreviation              Equivalent
------------   ----------                           ------------              ----------
JT TEN         As joint tenants, with right of      TEN IN COM                As tenants in common
               survivorship and not as tenants in   TEN BY ENT                As tenants by the entireties
               common                               UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors

Abbreviation   Equivalent                           Abbreviation              Equivalent
------------   ----------                           ------------              ----------
ADM            Administrator(s)                     FDN                       Foundation
               Administratrix                       PL                        Public Law
AGMT           Agreement                            TR                        (As) trustee(s), for, of
CUST           Custodian for                        UA                        Under Agreement
EST            Estate, Of estate of                 UW                        Under will of, Of will of,
EX             Executor(s), Executrix                                         Under last will & Testament
FBO            For the benefit of

                                  TRANSFER FOR

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto
                            (I/We)

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
                   Please print or typewrite name and address
                    (including postal zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by this Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer said shares on the books of the Fund with full power of substitution in the premises.

Dated:                                  ________________________________________

SIGNATURE GUARANTEED BY                 Signature(s) ___________________________
                                        (The signature to this assignment must
                                        correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.
                                        If more then one owner, all must sign).

______________________________
(Signature must be guaranteed
by a commercial bank or trust
company or member firm of any
national stock exchange).

                               IMPORTANT NOTICE:

        When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

        Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.